          FREMONT HOME LOAN OWNER TRUST 1999-2             Record Date: 8/31/99
                                                 Previous Distribution: 8/25/99
            STATEMENT TO CERTIFICATEHOLDER          Distribution Datae: 9/27/99

==================================================================================================================================
                                         Original        Beginning                                                      Ending
                        Certificate    Certificate      Certificate                                      Total       Certificate
  Class         Cusip       Rate         Balance          Balance        Interest      Principal      Distribution      Balance
----------------------------------------------------------------------------------------------------------------------------------

   A-1                    7.2800%     79,823,236.00    78,346,245.65     475,300.56   1,676,482.92    2,151,783.48   76,669,762.73
Factors per
 Thousand                                                                5.95441357    21.00244245     26.95685602    960.49429429
----------------------------------------------------------------------------------------------------------------------------------

   A-2                    5.5525%    342,523,735.00   335,683,719.92   1,605,011.10   5,051,609.26    6,656,620.36  330,632,110.66
Factors per
 Thousand                                                                4.68583907    14.74820208     19.43404115    965.28233484
----------------------------------------------------------------------------------------------------------------------------------
   A-3                    5.6025%     73,145,197.00    69,992,157.38     337,668.41     632,265.59      969,934.00   69,359,891.79
Factors per
 Thousand                                                                4.61641261     8.64397959     13.26039220    948.24943584
----------------------------------------------------------------------------------------------------------------------------------
    R                     0.0000%              0.00             0.00           0.00           0.00            0.00            0.00
----------------------------------------------------------------------------------------------------------------------------------
  TOTALS                             495,492,168.00   484,022,122.95   2,417,980.07   7,360,357.77    9,778,337.84  476,661,765.18
----------------------------------------------------------------------------------------------------------------------------------

















==================================================================================================================================

FIRST UNION NATIONAL BANK                                       ROBERT ASHBAUGH
Structured Finance Trust Services                                VICE PRESIDENT
230 South Tryon Street, 9th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                         FAX: 704-383-6039

          FREMONT HOME LOAN OWNER TRUST 1999-2             Record Date: 8/31/99
                                                 Previous Distribution: 8/25/99
            STATEMENT TO CERTIFICATEHOLDER          Distribution Datae: 9/27/99

==================================================================================================================================
                                                           POOL 1
                        SCHEDULE OF REMITTANCE                                          POOL INFORMATION
                        ----------------------                                          ----------------
     Available Collection Amount              2,197,376.95       Aggregate Beginning Balance of Loans              78,630,565.38
     (Trust Fees and Expenses)                  (45,593.48)      Aggregate Ending Balance of Loans                 77,135,219.81
     Available Payment Amount                 2,151,783.47       Interest Carry-Forward                                     0.00
     Regular Payment                          1,970,646.13       Loan Count                                                  930
     Excess Spread                              181,137.34       Overcollateralization Amount                         465,457.08
                                   -----------------------
                                                                 Overcollateralization Deficiency Amount            2,527,914.27
                                                                 Overcollateralization Deficit Amount                       0.00
                                                                 Overcollateralization Reduction Amount                     0.00
     FEES                                                        Overcollateralization Target Amount                2,993,371.35
     ----
     Servicer Fee                                22,933.91       Prepayment Penalties                                  38,352.11
     Master Servicer Fee                          9,828.82       Principal Prepayments                              1,437,859.56
     Indenture Trustee Fee                          425.92       Scheduled Principal                                   57,486.01
     Guaranty Insurance Premium                  12,404.82       Securities Insurer Reimbursement                           0.00
                                   -----------------------
     TOTAL FEES                                  45,593.48       Weighted Average Home Loan Interest Rate (WAC)         10.1088%
                                                                 Weighted Average Maturity (WAM)                          280.77


                                                                                   AGGREGATE INFORMATION
                                                                                   ---------------------

                                                                 Annual Loss Percentage                                  0.0000%
                                                                 OC Trigger Increase Event?                                   No
                                                                 Realized Losses - Cumulative                               0.00
                                                                 Realized Losses %                                       0.0000%
                                                                 Three Month Average Delinquency                         0.3843%


==================================================================================================================================

FIRST UNION NATIONAL BANK                                       ROBERT ASHBAUGH
Structured Finance Trust Services                                VICE PRESIDENT
230 South Tryon Street, 9th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                         FAX: 704-383-6039

          FREMONT HOME LOAN OWNER TRUST 1999-2             Record Date: 8/31/99
                                                 Previous Distribution: 8/25/99
            STATEMENT TO CERTIFICATEHOLDER          Distribution Datae: 9/27/99

==================================================================================================================================
                                                           POOL 2
                        SCHEDULE OF REMITTANCE                                          POOL INFORMATION
                        ----------------------                                          ----------------
     Available Collection Amount              6,852,368.18       Aggregate Beginning Balance of Loans              337,843,007.20
     (Trust Fees and Expenses)                 (195,747.82)      Aggregate Ending Balance of Loans                 333,943,545.80
     Available Payment Amount                 6,656,620.36       Interest Carry-Forward                                      0.00
     Regular Payment                          5,504,472.47       Loan Count                                                 3,284
     Excess Spread                            1,152,147.89       Overcollateralization Amount                        3,311,435.14
                                   -----------------------
                                                                 Overcollateralization Deficiency Amount            12,102,132.94
                                                                 Overcollateralization Deficit Amount                        0.00
                                                                 Overcollateralization Reduction Amount                      0.00
     FEES                                                        Overcollateralization Target Amount                15,413,568.08
     ----
     Servicer Fee                                98,537.54       Prepayment Penalties                                  132,933.63
     Master Servicer Fee                         42,230.38       Principal Prepayments                               3,738,696.29
     Indenture Trustee Fee                        1,829.98       Scheduled Principal                                   160,765.08
     Guaranty Insurance Premium                  53,149.92       Securities Insurer Reimbursement                            0.00
                                   -----------------------
     TOTAL FEES                                 195,747.82       Spread Squeeze %                                         4.0924%
                                                                 Weighted Average Home Loan Interest Rate (WAC)          10.0142%
                                                                 Weighted Average Maturity (WAM)                           354.70






==================================================================================================================================

FIRST UNION NATIONAL BANK                                       ROBERT ASHBAUGH
Structured Finance Trust Services                                VICE PRESIDENT
230 South Tryon Street, 9th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                         FAX: 704-383-6039

          FREMONT HOME LOAN OWNER TRUST 1999-2             Record Date: 8/31/99
                                                 Previous Distribution: 8/25/99
            STATEMENT TO CERTIFICATEHOLDER          Distribution Datae: 9/27/99

==================================================================================================================================
                                                           POOL 3
                        SCHEDULE OF REMITTANCE                                          POOL INFORMATION
                        ----------------------                                          ----------------
     Available Collection Amount              1,010,722.67       Aggregate Beginning Balance of Loans              70,380,816.86
     (Trust Fees and Expenses)                  (40,788.66)      Aggregate Ending Balance of Loans                 69,943,201.19
     Available Payment Amount                   969,934.01       Interest Carry-Forward                                     0.00
     Regular Payment                            775,284.07       Loan Count                                                  236
     Excess Spread                              194,649.94       Overcollateralization Amount                         583,309.40
                                   -----------------------
                                                                 Overcollateralization Deficiency Amount            2,708,224.46
                                                                 Overcollateralization Deficit Amount                       0.00
                                                                 Overcollateralization Reduction Amount                     0.00
     FEES                                                        Overcollateralization Target Amount                3,291,533.87
     ----
     Servicer Fee                                20,527.74       Prepayment Penalties                                  17,148.18
     Master Servicer Fee                          8,797.60       Principal Prepayments                                799,886.75
     Indenture Trustee Fee                          381.23       Scheduled Principal                                   37,010.64
     Guaranty Insurance Premium                  11,082.09       Securities Insurer Reimbursement                           0.00
                                   -----------------------
     TOTAL FEES                                  40,788.66       Spread Squeeze %                                        3.3188%
                                                                 Weighted Average Home Loan Interest Rate (WAC)          9.4763%
                                                                 Weighted Average Maturity (WAM)                          354.89









==================================================================================================================================

FIRST UNION NATIONAL BANK                                       ROBERT ASHBAUGH
Structured Finance Trust Services                                VICE PRESIDENT
230 South Tryon Street, 9th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                         FAX: 704-383-6039

          FREMONT HOME LOAN OWNER TRUST 1999-2             Record Date: 8/31/99
                                                 Previous Distribution: 8/25/99
            STATEMENT TO CERTIFICATEHOLDER          Distribution Datae: 9/27/99

==================================================================================================================================
                                                                  POOL 1


     ----------------------------------------     --------------------------------------------------------------------------------
     Aggregate Ending Balance of Loans                DELINQUENT INFOR.        # LOANS           AMOUNT                  %
     ----------------------------------------     --------------------------------------------------------------------------------
      $                         77,135,219.81     Delinquent230-59 Days           9            571,121.95            0.740417%
     ----------------------------------------     Delinquent 60-89 Days           6            514,796.51            0.667395%
                                                  Delinquent 90+ Days             4            371,929.93            0.482179%
                                                  REO                             0                  0.00            0.000000%
                                                  Loans in Foreclosure            5            306,605.29            0.397491%
                                                  Loans in Bankruptcy             2            229,695.16            0.297782%
                                                  --------------------------------------------------------------------------------
                                                             TOTAL               26          1,994,148.84            2.585264%
                                                  --------------------------------------------------------------------------------


                                                  --------------------------------------------------------------------------------
                                                      OTHER INFORMATION        # LOANS           AMOUNT             CUMULATIVE
                                                  --------------------------------------------------------------------------------
                                                  Defaulted Home Loans            5            306,605.29           306,605.29
                                                  Liquidated Home Loans           0                  0.00                 0.00
                                                  Deleted Home Loans              0                  0.00                 0.00
                                                  Net Loan Losses                 0                  0.00                 0.00
                                                  --------------------------------------------------------------------------------









==================================================================================================================================

FIRST UNION NATIONAL BANK                                       ROBERT ASHBAUGH
Structured Finance Trust Services                                VICE PRESIDENT
230 South Tryon Street, 9th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                         FAX: 704-383-6039

          FREMONT HOME LOAN OWNER TRUST 1999-2             Record Date: 8/31/99
                                                 Previous Distribution: 8/25/99
            STATEMENT TO CERTIFICATEHOLDER          Distribution Datae: 9/27/99

==================================================================================================================================
                                                                  POOL 2


     ----------------------------------------     --------------------------------------------------------------------------------
     Aggregate Ending Balance of Loans                DELINQUENT INFOR.        # LOANS           AMOUNT                    %
     ----------------------------------------     --------------------------------------------------------------------------------
      $                         333,943,545.80    Delinquent 30-59 Days           21         1,618,898.74              0.484782%
     -----------------------------------------    Delinquent 60-89 Days           18         1,502,775.21              0.450009%
                                                  Delinquent 90+ Days             16         1,549,364.94              0.463960%
                                                  REO                              0                 0.00              0.000000%
                                                  Loans in Foreclosure            21         1,822,525.86              0.545759%
                                                  Loans in Bankruptcy             10           928,815.81              0.278136%
                                                  --------------------------------------------------------------------------------
                                                             TOTAL                86         7,422,380.56              2.222645%
                                                  --------------------------------------------------------------------------------


                                                  --------------------------------------------------------------------------------
                                                      OTHER INFORMATION        # LOANS           AMOUNT              CUMULATIVE
                                                  --------------------------------------------------------------------------------
                                                  Defaulted Home Loans            13         1,133,820.58           1,133,820.58
                                                  Liquidated Home Loans            0                 0.00                   0.00
                                                  Deleted Home Loans               0                 0.00                   0.00
                                                  Net Loan Losses                  0                 0.00                   0.00
                                                  --------------------------------------------------------------------------------









==================================================================================================================================

FIRST UNION NATIONAL BANK                                       ROBERT ASHBAUGH
Structured Finance Trust Services                                VICE PRESIDENT
230 South Tryon Street, 9th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                         FAX: 704-383-6039

          FREMONT HOME LOAN OWNER TRUST 1999-2             Record Date: 8/31/99
                                                 Previous Distribution: 8/25/99
            STATEMENT TO CERTIFICATEHOLDER          Distribution Datae: 9/27/99

==================================================================================================================================
                                                                  POOL 3


     ----------------------------------------     --------------------------------------------------------------------------------
     Aggregate Ending Balance of Loans                DELINQUENT INFOR.        # LOANS           AMOUNT                  %
     ----------------------------------------     --------------------------------------------------------------------------------
      $                         69,943,201.19     Delinquent,30-599Days            0                 0.00            0.000000%
     ----------------------------------------     Delinquent 60-89 Days            0                 0.00            0.000000%
                                                  Delinquent 90+ Days              0                 0.00            0.000000%
                                                  REO                              0                 0.00            0.000000%
                                                  Loans in Foreclosure             0                 0.00            0.000000%
                                                  Loans in Bankruptcy              1           251,723.67            0.359897%
                                                  --------------------------------------------------------------------------------
                                                             TOTAL                 1           251,723.67            0.359897%
                                                  --------------------------------------------------------------------------------


                                                  --------------------------------------------------------------------------------
                                                      OTHER INFORMATION        # LOANS           AMOUNT             CUMULATIVE
                                                  --------------------------------------------------------------------------------
                                                  Defaulted Home Loans             0               0.00                  0.00
                                                  Liquidated Home Loans            0               0.00                  0.00
                                                  Deleted Home Loans               0               0.00                  0.00
                                                  Net Loan Losses                  0               0.00                  0.00
                                                  --------------------------------------------------------------------------------









==================================================================================================================================

FIRST UNION NATIONAL BANK                                       ROBERT ASHBAUGH
Structured Finance Trust Services                                VICE PRESIDENT
230 South Tryon Street, 9th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                         FAX: 704-383-6039